UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 6, 2023
Date of Report
(Date of earliest event reported)

AVANTAX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3200 Olympus Blvd, Suite 100
Dallas, Texas 75019
(Address of principal executive offices)
(972) 870-6400
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVTA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On November 6, 2023, Avantax, Inc. (the “Company”) announced its financial results for the quarter ended September 30, 2023. Copies of the press release and supplemental financial information are furnished to, but not filed with, the Securities and Exchange Commission (the “SEC”) as Exhibits 99.1 and 99.2 hereto.
The press release and supplemental financial information include non-GAAP financial measures as that term is defined in Regulation G. The press release and supplemental financial information also include the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), information reconciling the non-GAAP financial measures to the GAAP financial measures, and a discussion of the reasons why the Company’s management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s results of operations and financial condition. The non-GAAP financial information presented therein should be considered in addition to, not as a substitute for or superior to, financial measures calculated and presented in accordance with GAAP.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No	Description

99.1	Press release dated November 6, 2023
99.2	Supplemental financial information dated November 6, 2023
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Safe Harbor Statement Under the Private Securities and Litigation Reform Act
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation, statements regarding the outlook of the Company, the anticipated business strategy and corporate focus of the Company following consummation of the sale of our tax software business (the “TaxAct Sale”), the intended use of proceeds from the TaxAct Sale, the expected timing of the consummation of the acquisition of all of the issued and outstanding equity of the Company by Cetera Financial Group (the "Merger"), plans for the Company following the Merger, and the anticipated effects of the Merger on the Company's business and Cetera. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook,” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: our ability to effectively compete within our industry; our ability to generate strong performance for our clients and the impact of the financial markets on our clients’ portfolios; our expectations concerning the revenues we generate from fees associated with the financial products that we distribute; our ability to attract and retain financial professionals, employees, and clients, as well as our ability to provide strong client service; the impact of significant interest rate changes; our ability to maintain our relationships with third-party partners, providers, suppliers, vendors, distributors, contractors, financial institutions, industry associations, and licensing partners, and our expectations regarding and reliance on the products, tools, platforms, systems, and services provided by these third parties; political and economic conditions and events that directly or indirectly impact the wealth management industry; our ability to respond to rapid technological changes, including our ability to successfully release new products and services or improve upon existing products and services; our future capital requirements and the availability of financing, if necessary; the impact of new or changing legislation and regulations (or interpretations thereof) on our business, including our ability to successfully address and comply with such legislation and regulations (or interpretations thereof) and increased costs, reductions of revenue, and potential fines, penalties, or disgorgement to which we may be subject as a result thereof; risks, burdens, and costs, including fines, penalties, or disgorgement, associated with our business being subjected to regulatory inquiries, investigations, or initiatives, including those of the Financial Industry Regulatory Authority, Inc. and the SEC; any compromise of confidentiality, availability, or integrity of information, including cyberattacks; risks associated with legal proceedings, including litigation and regulatory proceedings; our ability to close, finance, and realize all of the anticipated benefits of acquisitions, as well as our ability to integrate the operations of recently acquired businesses, and the potential impact of such acquisitions on our existing indebtedness and leverage; our ability to retain employees and acquired client assets following acquisitions; our ability to manage leadership and employee transitions, including costs and time burdens on management and our board of directors related thereto; our ability to develop, establish, and maintain strong brands; our ability to comply with laws and regulations regarding privacy and protection of user data; our assessments and estimates that determine our effective tax rate; our ability to protect our intellectual property and the impact of any claim that we infringed on the intellectual property rights of others; risks related to goodwill and acquired intangible asset impairment; our failure to realize the expected benefits of the TaxAct Sale; disruptions to our business and operations resulting from our compliance with the terms of the transition services agreement entered into in connection with the TaxAct Sale; disruptions or adverse effects on our business prospects, financial condition, and results of operations caused by the proposed acquisition of the Company by Cetera; our inability to timely and successfully close the proposed acquisition of the Company by Cetera; provisions within our Agreement and Plan of Merger with Cetera that could discourage competing acquisition proposals from third parties or adversely affect future acquisition proposals in the event the proposed acquisition of the Company by Cetera is terminated; and our ability to mitigate and manage risks caused by yield curve, duration and interest rate fluctuations, and other macroeconomic factors upon our business and financing arrangements through derivative transactions pursuant to our recently implemented hedging policy. A more detailed description of these and certain other factors that could affect actual results is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANTAX, INC.

By	/s/ Marc Mehlman
Marc Mehlman
Chief Financial Officer and Treasurer

November 6, 2023

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